Exhibit 99.1

IBM RELEASES FOURTH QUARTER RESULTS

Software and Consulting Growth Driven by Hybrid Cloud Adoption; Strong Profit Performance

ARMONK, N.Y., January 24, 2022 . . . IBM (NYSE: IBM) today announced fourth-quarter 2021 earnings results.

“We increased revenue in the fourth quarter with hybrid cloud adoption driving growth in software and consulting," said Arvind Krishna, IBM chairman and chief executive officer. "Our fourth-quarter results give us confidence in our ability to deliver our objectives of sustained mid-single digit revenue growth and strong free cash flow in 2022.”

On November 3, 2021, IBM completed the separation of Kyndryl. Unless otherwise specified, fourth-quarter and full-year results are presented on a continuing operations basis.

Fourth-Quarter Highlights

●	Revenue
─	Revenue of $16.7 billion, up 6.5 percent, up 8.6 percent at constant currency (including about 3.5 points from incremental external sales to Kyndryl)
─	Software revenue up 8 percent, up 10 percent at constant currency (including about 5 points from incremental external sales to Kyndryl)
─	Consulting revenue up 13 percent, up 16 percent at constant currency
─	Infrastructure revenue flat, up 2 percent at constant currency (including about 5 points from incremental external sales to Kyndryl)
─	Hybrid cloud revenue:

-- Fourth Quarter: $6.2 billion, up 16 percent, up 18 percent at constant currency

-- Full Year: $20.2 billion, up 20 percent, up 19 percent at constant currency

●	Pre-tax Income:
─	GAAP: $2.9 billion, up 183 percent, including 167 points from the impact of fourth-quarter 2020 charge for structural actions
─	Operating (Non-GAAP): $3.5 billion, up 102 percent, including 92 points from the impact of fourth-quarter 2020 charge for structural actions

	FOURTH QUARTER 2021 INCOME STATEMENT SUMMARY
						Pre-tax
				Gross	Pre-tax	Income		Net	Diluted
		Revenue		Profit	Income**	Margin**		Income**	EPS**
GAAP from Continuing Operations		$16.7B		$9.5B	$2.9B	17.2%		$2.5B	$2.72
Year/Year		6.5	%*	2.8%	183%	10.7	Pts	107%	106%
Operating (Non-GAAP)	$			$9.7B	$3.5B	21.2%		$3.0B	$3.35
Year/Year				2.8%	102%	10.0	Pts	80%	78%

* 8.6% at constant currency

** Year-to-year results include impact of $1.5 billion pre-tax charge for structural actions in fourth quarter of 2020

“In 2021, we continued to invest for the future by increasing R&D spending, expanding our ecosystem and acquiring 15 companies to strengthen our hybrid cloud and AI capabilities," said James Kavanaugh, IBM senior vice president and chief financial officer. "With the separation of Kyndryl we now have taken the next step in the evolution of our strategy, creating value through focus and strengthening our financial profile.”

Segment Results for Fourth Quarter

●	Software (includes Hybrid Platform & Solutions, Transaction Processing)— revenues of $7.3 billion, up 8.2 percent, up 10.1 percent at constant currency (including about 5 points from incremental external sales to Kyndryl):

- Hybrid Platform & Solutions up 7 percent, up 9 percent at constant currency (including about 1 point from incremental external sales to Kyndryl):

-- Red Hat up 19 percent, up 21 percent at constant currency

-- Automation up 13 percent, up 15 percent at constant currency

-- Data & AI up 1 percent, up 3 percent at constant currency

-- Security down 2 percent, down 1 percent at constant currency

- Transaction Processing up 11 percent, up 14 percent at constant currency (including about 16 points from incremental external sales to Kyndryl)

- Software segment hybrid cloud revenue up 22 percent, up 24 percent at constant currency

●	Consulting (includes Business Transformation, Technology Consulting and Application Operations)— revenues of $4.7 billion, up 13.1 percent, up 15.7 percent at constant currency:

- Business Transformation up 18 percent, up 20 percent at constant currency

- Technology Consulting up 14 percent, up 19 percent at constant currency

- Application Operations up 6 percent, up 8 percent at constant currency

- Consulting segment hybrid cloud revenue up 31 percent, up 34 percent at constant currency

●	Infrastructure (includes Hybrid Infrastructure, Infrastructure Support)— revenues of $4.4 billion, down 0.2 percent, up 1.7 percent at constant currency (including about 5 points from incremental external sales to Kyndryl):

- Hybrid Infrastructure flat, up 2 percent at constant currency (including about 4 points from incremental external sales to Kyndryl)

-- IBM Z down 6 percent, down 4 percent at constant currency

-- Distributed Infrastructure up 5 percent, up 7 percent at constant currency

- Infrastructure Support down 1 percent, up 1 percent at constant currency (including about 6 points from incremental external sales to Kyndryl)

- Infrastructure segment hybrid cloud revenue down 12 percent, down 11 percent at constant currency

●	Financing (includes client and commercial financing)— revenues of $0.2 billion, down 29.4 percent, down 28.8 percent at constant currency

Cash Flow and Balance Sheet

On a consolidated basis, full-year cash from operating activities was $12.8 billion and free cash flow was $6.5 billion. These consolidated results include ten months of Kyndryl results, and reflect cash paid in 2021 for separation charges and fourth-quarter 2020 structural actions.

IBM’s post-separation baseline free cash flow for the year was $7.9 billion excluding Kyndryl charges and pre-separation activity. This view is aligned to the company’s go-forward business. Payments for IBM-related structural actions and deferred cash taxes paid in 2021 contributed to the year-to-year decline in the post-separation baseline free cash flow.

IBM ended the year with $7.6 billion of cash on hand (which includes marketable securities), down $6.7 billion from year-end 2020, reflecting acquisitions of $3.3 billion and debt reduction payments consistent with the company’s previously-stated intention to deleverage. Debt, including Financing debt of $13.9 billion, totaled $51.7 billion, down $9.6 billion since the end of 2020, and down more than $21 billion since closing the Red Hat acquisition. The company returned $5.9 billion to shareholders in dividends.

Full-Year 2022 Expectations

The company will discuss 2022 expectations during today’s quarterly earnings conference call.

Continuing Operations

With the separation completed on November 3, 2021, Kyndryl’s operational activity has been reclassified to IBM’s discontinued operations results in accordance with U.S. Generally Accepted Accounting Principles (GAAP). As discussed in previous communications, discontinued operations does not include historical intercompany transactions between IBM and Kyndryl (e.g., purchases of IBM hardware and software) which were previously eliminated in consolidation. It also does not include the spending for shared services (e.g., finance, marketing, human resources, global sales coverage) that has already been transferred to Kyndryl. IBM results on a continuing operations basis after separation reflect the new commercial relationship with Kyndryl and do not include shared services costs, which have been transferred to Kyndryl.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects from environmental matters, tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	consolidated free cash flow;
●	post-separation baseline free cash flow.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EST, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-4q21. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
REVENUE
Software	$7,273	$6,719	$24,141	$22,927
Consulting	4,746	4,196	17,844	16,257
Infrastructure	4,414	4,425	14,188	14,533
Financing	172	244	774	975
Other	89	98	404	488
TOTAL REVENUE	16,695	15,682	57,350	55,179

GROSS PROFIT	9,500	9,238	31,486	30,865

GROSS PROFIT MARGIN
Software	80.9%	80.5%	78.8%	78.3%
Consulting	27.0%	29.7%	28.0%	29.3%
Infrastructure	54.8%	60.1%	55.3%	57.5%
Financing	32.5%	36.0%	31.7%	41.6%

TOTAL GROSS PROFIT MARGIN	56.9%	58.9%	54.9%	55.9%

EXPENSE AND OTHER INCOME
S,G&A	4,903	6,256	18,745	20,561
R,D&E	1,625	1,592	6,488	6,262
Intellectual property and custom development income	(181)	(171)	(612)	(620)
Other (income) and expense	(18)	230	873	802
Interest expense	303	317	1,155	1,288
TOTAL EXPENSE AND OTHER INCOME	6,632	8,224	26,649	28,293

INCOME/(LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	2,869	1,014	4,837	2,572
Pre-tax margin	17.2%	6.5%	8.4%	4.7%
Provision for/(Benefit from) income taxes	407	(175)	124	(1,360)
Effective tax rate	14.2%	(17.3)%	2.6%	(52.9)%

INCOME FROM CONTINUING OPERATIONS	$2,462	$1,190	$4,712	$3,932

DISCONTINUED OPERATIONS
Income/(Loss) from discontinued operations, net of taxes	(129)	166	1,030	1,658

NET INCOME	$2,332	$1,356	$5,743	$5,590

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$2.72	$1.32	$5.21	$4.38
Discontinued Operations	$(0.14)	$0.19	$1.14	$1.85
TOTAL	$2.57	$1.51	$6.35	$6.23

Basic
Continuing Operations	$2.74	$1.33	$5.26	$4.42
Discontinued Operations	$(0.14)	$0.19	$1.15	$1.86
TOTAL	$2.60	$1.52	$6.41	$6.28

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	906.6	899.0	904.6	896.6
Basic	898.2	892.6	896.0	890.3

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	December 31,	December 31,
(Dollars in Millions)	2021	2020
ASSETS:
Current Assets:
Cash and cash equivalents	$6,650	$13,188
Restricted cash	307	463
Marketable securities	600	600
Notes and accounts receivable - trade, net	6,754	5,790
Short-term financing receivables, net	8,014	10,892
Other accounts receivable, net	1,002	695
Inventories	1,649	1,812
Deferred costs	1,097	1,018
Prepaid expenses and other current assets	3,466	2,089
Current assets of discontinued operations	—	2,618
Total Current Assets	29,539	39,165

Property, plant and equipment, net	5,694	6,205
Operating right-of-use assets, net	3,222	3,566
Long-term financing receivables, net	5,425	7,086
Prepaid pension assets	9,850	7,557
Deferred costs	924	1,150
Deferred taxes	7,370	8,404
Goodwill	55,643	53,765
Intangibles, net	12,511	13,739
Investments and sundry assets	1,823	2,187
Non-current assets of discontinued operations	—	13,147
Total Assets	$132,001	$155,971

LIABILITIES:
Current Liabilities:
Taxes	$2,289	$3,198
Short-term debt	6,787	7,116
Accounts payable	3,955	4,033
Deferred income	12,518	11,980
Operating lease liabilities	974	1,035
Other liabilities	7,097	8,688
Current liabilities of discontinued operations	—	3,820
Total Current Liabilities	33,619	39,869

Long-term debt	44,917	54,217
Retirement related obligations	14,435	17,184
Deferred income	3,577	3,758
Operating lease liabilities	2,462	2,720
Other liabilities	13,996	14,180
Non-current liabilities of discontinued operations	—	3,317
Total Liabilities	113,005	135,244

EQUITY:
IBM Stockholders’ Equity:
Common stock	57,319	56,556
Retained earnings	154,209	162,717
Treasury stock — at cost	(169,392)	(169,339)
Accumulated other comprehensive income/(loss)	(23,234)	(29,337)
Total IBM Stockholders’ Equity	18,901	20,597

Noncontrolling interests	95	129
Total Equity	18,996	20,727

Total Liabilities and Equity	$132,001	$155,971

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in Millions)	2021	2020	2021	2020
Consolidated Net Cash from Operations per GAAP	$2,543	$5,859	$12,796	$18,197

Less: change in IBM Financing receivables	(1,328)	(974)	3,907	4,349
Capital Expenditures, net	(526)	(780)	(2,381)	(3,042)

Consolidated Free Cash Flow	3,345	6,054	6,508	10,805

Acquisitions	(275)	(299)	(3,293)	(336)
Divestitures	88	(7)	114	503
Dividends	(1,474)	(1,455)	(5,869)	(5,797)
Non-IBM Financing debt	(20)	(4,814)	(1,191)	221
Other (includes IBM Financing net receivables and debt)*	(2,514)	(958)	(2,987)	(130)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities**	$(850)	$(1,478)	$(6,718)	$5,265

* The three months and year ended December 31, 2021 include distribution from Kyndryl of $0.9 billion.

** Cash flows above are presented on an IBM consolidated basis and therefore include an immaterial amount of cash and cash equivalents presented in current assets of discontinued operations in the IBM Condensed Consolidated Balance Sheet at December 31, 2020.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
(Dollars in Millions)	2021	2020	2021	2020
Net Income from Operations	$2,332	$1,356	$5,743	$5,590
Depreciation/Amortization of Intangibles	1,380	1,699	6,416	6,695
Stock-based Compensation	264	279	982	937
Working Capital / Other	(105)	3,499	(4,253)	625
IBM Financing A/R	(1,328)	(974)	3,907	4,349
Net Cash Provided by Operating Activities	$2,543	$5,859	$12,796	$18,197
Capital Expenditures, net of payments & proceeds	(526)	(780)	(2,381)	(3,042)
Divestitures, net of cash transferred	88	(7)	114	503
Acquisitions, net of cash acquired	(275)	(299)	(3,293)	(336)
Marketable Securities / Other Investments, net	38	528	(414)	(153)
Net Cash Provided by/(Used in) Investing Activities	$(675)	$(558)	$(5,975)	$(3,028)
Debt, net of payments & proceeds	(2,030)	(4,781)	(8,116)	(3,714)
Dividends	(1,474)	(1,455)	(5,869)	(5,797)
Financing - Other*	811	(57)	630	(210)
Net Cash Provided by/(Used in) Financing Activities	$(2,692)	$(6,293)	$(13,354)	$(9,721)
Effect of Exchange Rate changes on Cash	(26)	113	(185)	(87)
Net Change in Cash, Cash Equivalents and Restricted Cash**	$(850)	$(878)	$(6,718)	$5,361

* Represents Common Stock Transactions and other financing activities. The three months and year ended December 31, 2021 include distribution from Kyndryl of $0.9 billion.

** Cash flows above are presented on an IBM consolidated basis and therefore include an immaterial amount of cash and cash equivalents presented in current assets of discontinued operations in the IBM Condensed Consolidated Balance Sheet at December 31, 2020.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended December 31, 2021

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$7,273	$4,746	$4,414	$172
Pre-tax Income/(Loss) from Continuing Operations	2,109	436	1,036	79
Pre-tax Margin	29.0%	9.2%	23.5%	46.0%
Change YTY Revenue	8.2%	13.1%	(0.2)%	(29.4)%
Change YTY Revenue - constant currency	10.1%	15.7%	1.7%	(28.8)%

	Three Months Ended December 31, 2020

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,719	$4,196	$4,425	$244
Pre-tax Income/(Loss) from Continuing Operations	1,151	62	629	110
Pre-tax Margin	17.1%	1.5%	14.2%	45.1%

	Year Ended December 31, 2021

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$24,141	$17,844	$14,188	$774
Pre-tax Income/(Loss) from Continuing Operations	4,722	1,449	2,025	441
Pre-tax Margin	19.6%	8.1%	14.3%	57.0%
Change YTY Revenue	5.3%	9.8%	(2.4)%	(20.6)%
Change YTY Revenue - constant currency	4.1%	8.3%	(3.4)%	(21.9)%

	Year Ended December 31, 2020

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$22,927	$16,257	$14,533	$975
Pre-tax Income/(Loss) from Continuing Operations	3,341	1,034	1,654	449
Pre-tax Margin	14.6%	6.4%	11.4%	46.1%

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended December 31, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (4)		(Non-GAAP)
Gross Profit	$9,500	$182		$—		$—		$—		$9,682
Gross Profit Margin	56.9%	1.1	Pts	—	Pts	—	Pts	—	Pts	58.0%
S,G&A	4,903	(290)		—		—		(8)		4,605
Other (Income) & Expense	(18)	(1)		(315)		—		126		(208)
Total Expense & Other (Income)	6,632	(290)		(315)		—		118		6,145
Pre-tax Income from Continuing Operations	2,869	472		315		—		(118)		3,537
Pre-tax Income Margin from Continuing Operations	17.2%	2.8	Pts	1.9	Pts	—	Pts	(0.7)	Pts	21.2%
Provision for/(Benefit from) Income Taxes (3)	407	117		109		(94)		(37)		502
Effective Tax Rate	14.2%	1.4	Pts	1.8	Pts	(2.7)	Pts	(0.6)	Pts	14.2%
Income from Continuing Operations	2,462	355		206		94		(81)		3,035
Income Margin from Continuing Operations	14.7%	2.1	Pts	1.2	Pts	0.6	Pts	(0.5)	Pts	18.2%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$2.72	$0.39		$0.23		$0.10		$(0.09)		$3.35

	Three Months Ended December 31, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (4)		(Non-GAAP)
Gross Profit	$9,238	$176		$—		$—		$—		$9,414
Gross Profit Margin	58.9%	1.1	Pts	—	Pts	—	Pts	—	Pts	60.0%
S,G&A	6,256	(283)		—		—		—		5,973
Other (Income) & Expense	230	(1)		(278)		—		—		(49)
Total Expense & Other (Income)	8,224	(283)		(278)		—		—		7,662
Pre-tax Income/(Loss) from Continuing Operations	1,014	459		278		—		—		1,752
Pre-tax Income Margin from Continuing Operations	6.5%	2.9	Pts	1.8	Pts	—	Pts	—	Pts	11.2%
Provision for/(Benefit from) Income Taxes (3)	(175)	102		156		(18)		—		66
Effective Tax Rate	(17.3)%	10.4	Pts	11.7	Pts	(1.0)	Pts	—	Pts	3.7%
Income from Continuing Operations	1,190	357		122		18		—		1,686
Income Margin from Continuing Operations	7.6%	2.3	Pts	0.8	Pts	0.1	Pts	—	Pts	10.8%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$1.32	$0.40		$0.14		$0.02		$—		$1.88

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

(4) Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM, employee awards, and separation related tax impacts.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Year Ended December 31, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (4)		(Non-GAAP)
Gross Profit	$31,486	$719		$—		$—		$—		$32,205
Gross Profit Margin	54.9%	1.3	Pts	—	Pts	—	Pts	—	Pts	56.2%
S,G&A	18,745	(1,160)		—		—		(8)		17,577
Other (Income) & Expense	873	(2)		(1,282)		—		126		(285)
Total Expense & Other (Income)	26,649	(1,162)		(1,282)		—		118		24,324
Pre-tax Income from Continuing Operations	4,837	1,881		1,282		—		(118)		7,881
Pre-tax Income Margin from Continuing Operations	8.4%	3.3	Pts	2.2	Pts	—	Pts	(0.2)	Pts	13.7%
Provision for/(Benefit from) Income Taxes (3)	124	457		251		(89)		(37)		706
Effective Tax Rate	2.6%	5.2	Pts	2.8	Pts	(1.1)	Pts	(0.4)	Pts	9.0%
Income from Continuing Operations	4,712	1,424		1,031		89		(81)		7,174
Income Margin from Continuing Operations	8.2%	2.5	Pts	1.8	Pts	0.2	Pts	(0.1)	Pts	12.5%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$5.21	$1.57		$1.14		$0.10		$(0.09)		$7.93

	Year Ended December 31, 2020
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (4)		(Non-GAAP)
Gross Profit	$30,865	$726		$—		$—		$—		$31,591
Gross Profit Margin	55.9%	1.3	Pts	—	Pts	—	Pts	—	Pts	57.3%
S,G&A	20,561	(1,117)		—		—		—		19,445
Other (Income) & Expense	802	(2)		(1,073)		—		—		(273)
Total Expense & Other (Income)	28,293	(1,119)		(1,073)		—		—		26,101
Pre-tax Income from Continuing Operations	2,572	1,845		1,073		—		—		5,490
Pre-tax Income Margin from Continuing Operations	4.7%	3.3	Pts	1.9	Pts	—	Pts	—	Pts	9.9%
Provision for/(Benefit from) Income Taxes (3)	(1,360)	411		208		110		—		(630)
Effective Tax Rate	(52.9)%	25.3	Pts	14.1	Pts	2.0	Pts	—	Pts	(11.5)%
Income from Continuing Operations	3,932	1,434		864		(110)		—		6,120
Income Margin from Continuing Operations	7.1%	2.6	Pts	1.6	Pts	(0.2)	Pts	—	Pts	11.1%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$4.38	$1.60		$0.96		$(0.12)		$—		$6.82

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

(4) Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM, employee awards, and separation related tax impacts.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in billions)

	Year Ended
IBM post-separation baseline Free Cash Flow Reconciliation	December 31, 2021

Consolidated Net Cash from Operations per GAAP	$12.8
Less: change in Financing receivables	3.9
Capital Expenditures, net	(2.4)
Consolidated Free Cash Flow	6.5
Less: Kyndryl charges and pre-separation activity*	(1.4)	*
IBM post-separation baseline Free Cash Flow	7.9

* Includes Kyndryl portion of cash impacts incurred in the period related to structural actions initiated in 4Q20 and separation related costs. Kyndryl's estimated free cash flow was deemed immaterial.